Long-Term Rental Prepayment	12 Months Ended
Mar. 31, 2019
Long-Term Rental Prepayment [Abstract]
LONG-TERM RENTAL PREPAYMENT

9.	LONG-TERM RENTAL PREPAYMENT

The amount represented prepaid rental to Konig Company Limited ("Konig Company"), a Myanmar Company, which is owned by a non-controlling interest of Kayser Myanmar (owns a 16% interest in Kayser Myanmar). On March 29, 2019, Kayser Myanmar and Konig Company have entered into a 50-year rental agreement for a manufacturing complex in Yangon, Myanmar (the "New Facility"). Kayser Myanmar's operations will be conducted at this new factory after the agreement commencing from April 1, 2019.

The lease for the New Facility has a term of 50 years, Kayser Myanmar has the option to extend the lease term for two consecutive 10-year terms on the same terms and conditions as in effect for the initial 50-year period. Kayer Myanmar is obligated under the lease to make monthly lease payment equal to 10 million Myanmar Kyat (equivalent to $6.5 per month).

Kayser Myanmar has paid Konig Company $950 as prepaid rent under the lease, approximately 12 years of rental payments. Rental prepayment for $79 has been classified as current portion, which is expected to be utilized within twelve months. The remaining $871 has been classified as long-term rental prepayment, which is expected to be utilized after twelve months period.